UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

April 27, 2010

Montavo, Inc.

(Exact name of registrant as specified in its charter)

Delaware

000-29397

33-0619528

(State or other jurisdiction

(Commission

(IRS Employer

of incorporation)

File Number)

Identification No.)

4957 Lakemont Blvd. Suite 239, Bellevue, WA 98006

(Address of principal executive offices)                        (Zip Code)

(425) 747-5500

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02 Non-Reliance On Previously Issued Financial Statements Or A Related Audit Report Or Completed Interim Review.

On April 27, 2010, our Chief Executive Officer, in connection with the preparation of our Annual Report on Form 10-K, determined that it is necessary to restate our unaudited financial statements as of and for the three and six months ended June 30, 2009, and for the period from inception to June 30, 2009, which were included in our Quarterly Report on Form 10-Q for the period ended June 30, 2009 (the “Second Quarter 2009 Financial Statements”), and our unaudited financial statements as of and for the three and nine months ended September 30, 2009, and for the period from inception to September 30, 2009, which were included in our Quarterly Report on Form 10-Q for the period ended September 30, 2009 (the “Third Quarter 2009 Financial Statements), (collectively, the “2009 Interim Financial Statements”).

Management has determined that the Second Quarter 2009 Financial Statements do not give effect to options granted during the three months ended June 30, 2009, to purchase an aggregate of 2,363,334 shares of our common stock, resulting in an approximately $306,000 understatement in operating expenses and in common stock and additional paid-in capital.  In addition, the Second Quarter 2009 Financial Statements do not give effect to 145,000 shares issued or issuable to consultants for services during the three months ended June 30, 2009, valued at approximately $23,000, resulting in a related understatement of operating expenses and common stock and additional paid-in capital.  Further, the Second Quarter 2009 Financial Statements do not reflect excess share value issued for conversion of accounts payable – related party of approximately $73,000, which was incorrectly recorded in the three months ended September 30, 2009 rather than the three months ended June 30, 2009. These errors have a material impact on our statements of operations and statements of stockholders’ equity (deficit) for the three and six months ended June 30, 2009, and for the period from inception to June 30, 2009, but have no net effect on our balance sheet or statements of cash flows.

In addition, management has determined that the Third Quarter 2009 Financial Statements do not give effect to options granted during the three months ended September 30, 2009 to purchase an aggregate of approximately 138,000 shares of our common stock, resulting in an approximately $18,000 understatement in operating expenses and in common stock and additional paid-in capital.  Further, the Third Quarter 2009 Financial Statements do not give effect to options previously granted during the three months ended June 30, 2009, as discussed above, of which approximately 292,000 vested during the three-month period ended September 30, 2009, resulting in an additional understatement in operating expenses and in common stock and additional paid-in capital of approximately $38,000.  An additional 400,000 shares of common stock were issued pursuant to a consulting agreement for services during the three months ended September 30, 2009, which were not reflected in the Third Quarter 2009 Financial Statements.  As of September 30, 2009, these services had not yet been provided, resulting in an understatement of $100,000 in prepaid expenses and other assets and common stock and additional paid-in capital.  In addition, the Third Quarter 2009 Financial Statements do not give effect to 60,000 shares issued or issuable to consultants for services during the three months ended September 30, 2009 valued at approximately $3,000, resulting in a related understatement of operating expenses and common stock and additional paid-in capital.  These errors, together with the errors in the Second Quarter 2009 Financial Statements discussed above, have a material impact on our statements of operations and statements of stockholders’ equity (deficit) for the three and nine months ended September 30, 2009, and for the period from inception to September 30, 2009, but have no net effect on our balance sheet or statements of cash flows.

Management also noted, after the issuance of our 2009 Annual Report on Form 10-K, that, while the number of authorized preferred shares in our December 31, 2008 financial statements included in our 2008 Annual Report on Form 10-K as of that date, filed on April 15, 2009, is correctly stated at 5,000,000 shares, the number of authorized common shares was incorrectly stated as 100,000,000, both in the balance sheet and in footnote 8.  This error is repeated in each of the interim financial statements as of March 31, 2009, June 30, 2009, and September 30, 2009, included in our Quarterly Reports on Form 10-Q as of those dates.  We do not believe that this error concerning the number of authorized shares rises to the level requiring an Item 4.02 Form 8-K or amendment of the respective Annual Reports on Form 10-K or Quarterly Reports on Form 10-Q.  Rather, we intend to correct the number of authorized common shares in the balance sheet in the next set of financial statements regularly filed with the Securities and Exchange Commission (“SEC”) and we will mention the error in an explanatory footnote.

Unrelated to this error, we also found a typographical error in the December 31, 2009 balance sheet, in that the number of authorized common shares was stated as 90,000,000 instead of 99,000,000.  The number of authorized common shares was correctly stated as 99,000,000 in footnote 5 to the financial statements.  Again, we believe that this does not require amending our Annual Report on Form 10-K for the period ended December 31, 2009.  This typographical error will be corrected in our next set of financial statements regularly filed with the SEC and we will mention the error in an explanatory footnote.

We will include any restated financial information in amendments to our Quarterly Reports on Form 10-Q for these periods, which we intend to file as soon as practicable.  As a result of the restatement adjustments, the 2009 Interim Financial Statements as previously issued should no longer be relied upon.

These errors have been discussed with Malone & Bailey, PC, our independent registered public accountants during the periods covered by the 2009 Interim Financial Statements, and our current independent registered public accountants, Peterson Sullivan LLP.  Both our prior and current independent registered public accountants were provided a copy of the disclosures made herein and were given the opportunity, no later than the day of filing this Current Report on Form 8-K, to review those disclosures and provide us a letter stating whether or not they agree with those disclosures.  We will attach any letter we receive as an exhibit to an Amended Form 8-K within two business days of receipt.

As a result of this review, we have reviewed the effectiveness of our internal controls over financial reporting.   We believe these errors were primarily due to deficiencies pertaining to insufficiently skilled personnel and a lack of human resources within our accounting and finance functions and deficiencies relating to insufficient analysis, documentation and review of the selection and application of GAAP to significant non-routine transactions, including the preparation of financial statement disclosures relating thereto.   Our Annual Report on Form 10-

K included management’s assessment that, as of the December 31, 2009 evaluation date, there were deficiencies in both the design and effectiveness of our internal control over financial reporting.  We also indicated that management had assessed these deficiencies and determined that there were various material weaknesses in our internal control over financial reporting, including the weaknesses identified above.  Our restated 2009 Interim Financials on Forms 10-Q will include the necessary updated disclosures regarding our material weaknesses.

The discussion of our revised financial results contained in this Current Report on Form 8-K has been prepared by management and represents management’s preliminary assessment of the revised results.  These results are subject to change as our independent registered public accounting firm completes its review.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONTAVO, INC.

Date: April 29, 2010

Brook Lang, CEO